Dreyfus
Short-Intermediate
Government Fund




ANNUAL REPORT November 30, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2000 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. U.S. government bonds have generally benefited from lower rates, but many corporate credits and mortgage-backed securities have suffered in a slowing economy. We do, however, see some signs for long-term optimism, and while the attacks may have prolonged existing economic weakness, we believe that the U.S. may begin to recover in the months ahead.

In the meantime, there is little doubt that bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your
investment    strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2001, the fund achieved a total return of 8.14%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 9.55% for the same period.(2)

We attribute the fund' s positive overall performance to lower short-term interest rates and a surge in demand from investors fleeing a falling stock market. The fund lagged its benchmark, however, because U.S. Treasury securities outperformed U.S. government agency debt. The fund owned both types of government bonds, while the benchmark is composed solely of Treasuries.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. government or its agencies and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented an important driver of the fund's performance during the reporting period. When the reporting period began, the economy had already begun to weaken in response to reduced capital spending, lower corporate profits and a declining stock market. In turn, this ongoing economic deterioration caused yields of U.S. government securities to decline. The Federal Reserve Board (the "Fed") began to take steps to reverse this economic trend in early January 2001, when it implemented the first of 10 short-term interest-rate cuts during the reporting period, which reduced short-term interest rates a total of 4.50 percentage points. In this declining interest-rate environment, yields on newly issued short-term U.S. government securities also fell. Because bond yields and prices move in opposite directions, prices of short-term U.S. government securities rose commensurately, producing attractive total rates of return.

In addition to interest-rate trends, the market was also strongly influenced by supply-and-demand factors. Because of strong tax revenues and a balanced budget, the federal government had less need to borrow. As a result, issuance of U.S. Treasury securities generally declined. At the same time, however, demand surged from investors seeking investment alternatives to a declining stock market. Many invested in U.S. government agency securities as an alternative to Treasuries. While these factors put additional downward pressure on yields of all types of government-issued notes, they drove Treasury yields to their lowest levels in many years. In response, we reduced the fund's allocation to Treasuries and increased its holdings of agency securities.

The fund was also affected by the September 11 terrorist attacks. In addition to delaying any prospect of economic recovery, the attacks intensified the flight to quality among investors, making federal government obligations even more valuable and causing their yields to fall further.

In  this  environment,  we generally maintained the fund's average duration -- a
measure    of    sensitivity    to   changing   interest   rates   --   in  the

neutral range relative to the fund's benchmark index. This position gave us the flexibility to maintain existing yields for as long as practical, while keeping assets available for new opportunities as they arose.

What is the fund's current strategy?

Although the Fed may make additional rate cuts as it continues its efforts to reinvigorate the economy, those expectations have already driven yields of U.S. Treasury securities to very low levels, making them relatively unattractive, in our view. Instead, we have focused on the modestly higher yields currently provided by agency debt and mortgage-backed securities.

Accordingly, as of November 30, 2001, the fund was invested 66.1% in U.S. government agency securities, 28.9% in mortgage-backed securities and 5.0% in U.S. Treasury securities. Of course, we are prepared to change our strategy and the fund's composition as economic and market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury,
Short-Term (1-3 Years) Index

                   Dreyfus           Merrill Lynch
               Short-Intermediate  Governments, U.S.
   PERIOD         Government           Treasury,
                                      Short-Term
                     Fund         (1-3 Years) Index *

  11/30/91          10,000              10,000
  11/30/92          10,805              10,690
  11/30/93          11,701              11,334
  11/30/94          11,634              11,414
  11/30/95          13,020              12,601
  11/30/96          13,682              13,329
  11/30/97          14,357              14,120
  11/30/98          15,392              15,158
  11/30/99          15,750              15,655
  11/30/00          16,913              16,730
  11/30/01          18,290              18,332


* Source: Lipper Inc.

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/01

                                   1 Year             5 Years          10 Years
--------------------------------------------------------------------------------

FUND                                8.14%               5.98%             6.22%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/91 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 2001

                                                                                              Principal
BONDS AND NOTES--109.1%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--5.5%

U.S. Treasury Bonds:

   11.625%, 11/15/2002                                                                       15,000,000               16,350,600

   12.375%, 5/15/2004                                                                         7,500,000                9,120,675

U.S. Treasury Inflation Protection Securities:

  Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a,b)            35,413

      0%, 4/15/2029                                                                              50,000  (a,b)            36,244

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a)             665,948

U.S. Treasury Notes,

   3.5%, 11/15/2006                                                                             700,000                  682,773

                                                                                                                      26,891,653

U.S. GOVERNMENT AGENCIES--71.8%

Bearer Corp. Conversion System,

   0/9.125%, 5/15/2009                                                                       17,200,000  (c)          15,897,444

Federal Farm Credit Bank,

   Real Yield Securities, 3%, 2/14/2002                                                       1,000,000  (a)           1,000,780

Federal Home Loan Banks,

   Coupon Strips, Ser. A-1, 0%, 2/25/2003                                                     1,789,000                1,725,353

Federal Home Loan Mortgage:

   Notes, 5.75%, 3/15/2009                                                                   27,500,000               28,496,875

   Notes, 6.875%, 9/15/2010                                                                  13,700,000               15,106,086

Federal National Mortgage Association:

   Notes, 4%, 11/17/2006                                                                     81,083,000               79,082,682

   Notes, 4.5%, 10/17/2006                                                                   35,000,000               34,936,895

   Notes, 5.375%, 11/15/2011                                                                 16,600,000               16,516,552

   Notes, 6%, 5/15/2011                                                                      19,457,000               20,259,601

   Principal Strips, 0%, 2/15/2008                                                           20,000,000               14,595,620

Israel Trust,

   Government Trust Ctfs., Ser. 1D, 0%, 5/15/2009                                            11,047,000                7,373,861

Student Loan Marketing Association,

   Notes, 5.25%, 3/15/2006                                                                   63,830,000               65,862,475

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         41,894,050  (a)          46,561,779

                                                                                                                     347,416,003

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--31.8%

Federal Home Loan Mortgage:

  REMIC, Multiclass Mortgage Participation Ctfs.

    (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     2,017,834  (b)              94,545

         Ser. 1992, Cl. PG, 7%, 4/15/2014                                                       718,807  (b)               2,853

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage (continued):

  Structured Pass-Through Ctfs.:

      Ser. T-7, Cl. A6, 7.03%, 8/25/2028                                                      6,416,495                6,807,195

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                5,304,794

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             20,609,720               20,989,557

   6.79%, 11/1/2003                                                                           5,060,077                5,299,520

   6.985%, 11/1/2003                                                                          6,639,155                6,961,265

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                                                   2,802,908                2,846,195

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           2,158,400  (b)             262,569

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000                3,124,393

      Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031                                               5,000,000                5,046,875

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               20,000,000               19,999,502

Government National Mortgage Association II:

   6%                                                                                           210,000  (d)             206,520

   6.5%                                                                                      48,548,500  (d)          49,049,035

   7.5%, 5/20/2029-9/20/2031                                                                 17,079,565               17,751,578

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                      9,639,424               10,275,090

                                                                                                                     154,021,486

TOTAL BONDS AND NOTES

   (cost $522,080,139)                                                                                               528,329,142
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES;

Federal Home Loan Mortgage Corp.,

  2.01%, 12/3/2001

   (cost $4,804,463)                                                                          4,805,000                4,804,463
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $526,884,602)                                                            110.1%              533,133,605

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (10.1%)             (49,063,703)

NET ASSETS                                                                                       100.0%              484,069,902

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.

(C) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(D) PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

November 30, 2001

                                                                                              Principal
NOTES                                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Notes, 5%, 8/15/2011
   (proceeds $180,610,938)                                                                  178,100,000              181,606,433

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           526,884,602   533,133,605

Receivable from brokers for proceeds on securities sold short       180,610,938

Interest receivable                                                   3,289,855

Receivable for shares of Beneficial Interest subscribed                 411,544

Receivable for investment securities sold                               208,106

                                                                    717,654,048
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           246,631

Cash overdraft due to Custodian                                         581,531

Securities sold short, at value (proceeds $180,610,938)
  --See Statement of Securities Sold Short                          181,606,433

Payable for investment securities purchased                          50,073,864

Payable for shares of Beneficial Interest redeemed                      812,679

Accrued expenses                                                        263,008

                                                                    233,584,146
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      484,069,902
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     517,788,002

Accumulated distributions in excess of investment income--net           (90,362)

Accumulated net realized gain (loss) on investments and securities sold
short                                                               (38,881,246)

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)                 5,253,508
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      484,069,902
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 44,273,174

NET ASSET VALUE, offering and redemption price per share ($)              10.93

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     23,225,832

EXPENSES:

Management fee--Note 3(a)                                            2,252,606

Shareholder servicing costs--Note 3(b)                                 842,689

Custodian fees--Note 3(b)                                               58,530

Prospectus and shareholders' reports                                    57,109

Professional fees                                                       53,980

Registration fees                                                       33,195

Trustees' fees and expenses--Note 3(c)                                   3,225

Miscellaneous                                                            6,137

TOTAL EXPENSES                                                       3,307,471

INVESTMENT INCOME--NET                                              19,918,361
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                   15,197,794

Short sale transactions                                               (751,593)

NET REALIZED GAIN (LOSS)                                            14,446,201

Net unrealized appreciation (depreciation) on investments
  and securities sold short                                          1,605,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,051,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                35,969,955

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         19,918,361          22,244,966

Net realized gain (loss) on investments        14,446,201          (3,186,466)

Net unrealized appreciation (depreciation)
   on investments                               1,605,393           8,009,864

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   35,969,955          27,068,364
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (20,008,723)        (22,316,980)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 124,466,318          80,898,681

Net assets received in connection
   with reorganization--Note 1                109,870,621                    --

Dividends reinvested                           16,999,487          18,959,565

Cost of shares redeemed                      (153,392,823)       (169,226,799)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            97,943,603         (69,368,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS       113,904,835         (64,617,169)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           370,165,067         434,782,236

END OF PERIOD                                 484,069,902         370,165,067
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    11,654,425           7,787,520

Shares issued in connection
   with reorganization--Note 1                 10,230,039                   --

Shares issued for dividends reinvested          1,568,611           1,822,229

Shares redeemed                               (14,187,895)        (16,307,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   9,265,180          (6,697,621)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended November 30,
                                                                 ------------------------------------------------------------
                                                                 2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.57         10.43          10.82          10.82         10.95

Investment Operations:

Investment income--net                                            .48           .60            .63            .74           .66

Net realized and unrealized
   gain (loss) on investments                                     .37           .14           (.39)           .01          (.13)

Total from Investment Operations                                  .85           .74            .24            .75           .53

Distributions:

Dividends from investment income--net                            (.49)         (.60)          (.63)          (.75)         (.66)

Net asset value, end of period                                  10.93         10.57          10.43          10.82         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.14          7.38           2.33           7.21          4.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .73           .71            .71            .70           .74

Ratio of net investment income
   to average net assets                                         4.42          5.78           6.00           6.85          6.13

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --            --             --             --           .01

Portfolio Turnover Rate                                      1,459.21      1,056.17       1,096.12         902.14        818.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         484,070       370,165        434,782        487,714       488,172

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On February 23, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on February 16, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus U.S. Treasury Short Term Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. The fund's net asset value on the Closing Date was $10.74 per share, and a total of 10,230,039 shares, representing net assets of $109,870,621 (including $1,831,702 net unrealized appreciation on investments and $21,748,080 of accumulated net realized loss on investments), were issued to Dreyfus U.S. Treasury Short Term Fund's shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective December 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $1,641,461. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $37,582,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $8,342,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005, $13,323,000 expires in fiscal 2007 and $5,954,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended November 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other informa

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tion, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, the fund was charged $382,810 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $215,813 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2001, the fund was charged $58,530 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 2001:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     6,022,059,932        5,862,074,939

Short sale transactions               6,255,722,895        6,398,261,998

     TOTAL                           12,277,782,827       12,260,336,937


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at November 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At November 30, 2001, accumulated net unrealized appreciation on investments and securities sold short was $5,253,508, consisting of $9,655,902 gross unrealized appreciation and $4,402,394 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and securities sold short, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
January 10, 2002




                 For More Information

                        Dreyfus Short-Intermediate Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online
or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  542AR1101